STI CLASSIC FUNDS

                      Supplement Dated April 9, 2001 to the
              Equity Funds-Flex and Investor Shares Prospectus, the
            SunTrust Banks Sponsored Retirement Plans Prospectus, the
                  Equity Funds-Trust Shares Prospectus, and the
                    Statement of Additional Information (SAI)
                Dated October 1, 2000 and any supplements thereto


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH PROSPECTUSES AND SAI.

CORE EQUITY FUND

On February 20, 2001, the Board of Trustees of the STI Classic Funds approved a plan of reorganization for the STI Classic Core Equity Fund to combine with the STI Classic Capital Appreciation Fund, subject to shareholder approval. Pursuant to the plan of reorganization, the STI Classic Capital Appreciation Fund would acquire the assets and liabilities of the STI Classic Core Equity Fund. Upon completion of the reorganization, shares of the STI Classic Capital Appreciation Fund would be distributed to the shareholders of the STI Classic Core Equity Fund.

A Proxy Statement/Prospectus relating to the reorganization is expected to be mailed to STI Classic Core Equity Fund shareholders in April 2001. Shareholders of the STI Classic Core Equity Fund will be asked to consider the reorganization transaction at a Special Meeting of Shareholders, which is expected to be held in May 2001.

E-COMMERCE OPPORTUNITY FUND

Effective June 1, 2001, the STI Classic E-Commerce Opportunity Fund will be renamed the STI Classic Information and Technology Fund.

Effective June 1, 2001, the information under the headings FUND SUMMARY and INVESTMENT STRATEGY in the Prospectuses should be replaced with the following:

         FUND SUMMARY

         INVESTMENT GOAL                    Long-term capital growth

         INVESTMENT FOCUS                   Common stocks of companies
                                            benefiting from information and
                                            technology

         SHARE PRICE VOLATILITY             Very high

         PRINCIPAL INVESTMENT STRATEGY      Attempts to identify companies
                                            benefiting from technology and
                                            information to achieve above
                                            average growth

         INVESTOR PROFILE                   Aggressive investors with
                                            long-term investment goals who
                                            are willing to accept
                                            significant volatility for
                                            the possibility of higher
                                            returns



         INVESTMENT STRATEGY

         The Information and Technology Fund invests primarily in common stocks of U.S. companies that are expected to benefit substantially from information and technology and achieve above average growth. The Fund believes that information-oriented companies and technology-oriented companies offer the potential for significant long-term growth. The Fund's holdings are generally diversified across three market segments. The first segment is comprised of corporations whose core line of business focuses on an emerging information-related or technology-related market. The second segment consists of established technology companies that provide the infrastructure to support the transfer of information. The third segment includes established, non-tech corporations from multiple industries that are harnessing the power of information to drive company growth. In selecting investments for the Fund, the Adviser focuses on "bottom-up" analysis that evaluates the competitive advantages and market sustainability of individual companies. The Fund invests primarily in companies with market capitalizations over $1 billion, but may invest a portion of its assets in smaller companies. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Effective June 1, 2001, the information in the second paragraph under the heading "PORTFOLIO MANAGERS," in the Equity Funds-Trust Shares Prospectus and the Equity Funds-Flex and Investor Shares Prospectus, and the third paragraph under the heading "PORTFOLIO MANAGERS," in the SunTrust Sponsored Retirement Plans Prospectus have been deleted and replaced with the following:

         The Information and Technology Fund has been team managed since June 1, 2001, with Mr. Alan S. Kelley serving as the Lead Portfolio Manager. He serves as Vice President of Trusco and has managed the Fund since it began operating in September 1999. Prior to joining Trusco, Mr. Kelley served as a Portfolio Manager with SunTrust Bank, Atlanta from 1995 to 1999. He has more than 7 years of investment experience.









               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.